UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 30, 2018
(Date of earliest event reported)

Halyard Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (678) 425-9273

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On April 30, 2018, Halyard Health, Inc. (the "Company" or “Halyard”) entered into an Amended and Restated Purchase Agreement (the “Amended and Restated Purchase Agreement”) by and among Halyard and certain of its affiliates and Owens & Minor, Inc. (“Buyer”). The Amended and Restated Purchase Agreement amends and restates the previously reported Purchase Agreement, dated October 31, 2017, by and among Halyard and certain of its affiliates and Buyer (the “Original Agreement”), which provides for the sale to Buyer, subject to the terms and conditions of the Amended and Restated Purchase Agreement, of substantially all of Halyard’s Surgical and Infection Prevention (“S&IP”) business, as well as the name "Halyard Health" (and all variations of that name and related intellectual property rights) and the Company's IT system (the “Divestiture”). The Amended and Restated Purchase Agreement has substantially the same material terms and conditions as the Original Agreement, including a purchase price of $708.5 million, subject to certain adjustments as provided in the Amended and Restated Purchase Agreement based on the cash, indebtedness and net working capital transferred to Buyer and its affiliates at the closing, but provides for (i) the delayed transfer of the S&IP business assets and liabilities in Brazil for a delayed closing payment of $400,000 and (ii) the delayed transfer, for no additional consideration, of certain other assets (and related liabilities) of the S&IP business required for Halyard and its affiliates to provide transitional services on behalf of Buyer and its affiliates for a period of time following the closing of the Divestiture. The Company expects the divestiture of the Brazilian assets and liabilities to close in the second quarter of 2018 and the transfer of the remaining assets and liabilities to occur at various times over the next 18 months. The Company will separately sell to an affiliate of Buyer substantially all of the S&IP business located in India for a purchase price of $1.5 million, which is expected to occur in the third quarter of 2018.
The Amended and Restated Purchase Agreement contains customary representations, warranties and covenants from both Halyard and Buyer. Subject to certain exceptions and limitations, Halyard and the Buyer have agreed to indemnify each other for breaches of representations, warranties, covenants and other specified matters contained in the Amended and Restated Purchase Agreement.
The Amended and Restated Purchase Agreement contains various representations and warranties made by the parties solely for the benefit of the other parties to the Amended and Restated Purchase Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Amended and Restated Purchase Agreement, (b) have been qualified by confidential disclosures made to the other parties in connection with the Amended and Restated Purchase Agreement, (c) are subject to materiality qualifications contained in the Amended and Restated Purchase Agreement that may differ from what may be viewed as material by investors, (d) were made only as of the date of the Original Agreement or such other date as is specified in the Amended and Restated Purchase Agreement, and (e) have been included in the Amended and Restated Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Amended and Restated Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Amended and Restated Purchase Agreement, and not to provide investors with any other factual information regarding the other party or its business. Investors should not rely on the representations or warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the S&IP business, Halyard, or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date such representations and warranties were made, which subsequent information may or may not be fully reflected in Halyard’s public disclosures. The Amended and Restated Purchase Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Form 10-Q and other documents that the Company files or has filed with the SEC.
Also on April 30, 2018, Halyard entered into transition services agreements with Buyer pursuant to which Halyard, Buyer and each company’s respective affiliates will provide to each other various transitional services, including facilities, product supply, financial and business services, procurement, human resources, research and development, regulatory affairs and quality assurance, sales and marketing, information technology and other support services. On April 30, 2018, certain affiliates of Halyard also entered into transitional distribution agreements with affiliates of Buyer under which the Halyard affiliates will serve as limited risk distributors for Buyer’s international customer orders on a transitional basis. The services under the transition services agreements and distribution agreements generally will commence on the closing date of the Divestiture and terminate within 18 months.
The foregoing description of the Amended and Restated Purchase Agreement and the Divestiture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.
The Company’s Annual Report on Form 10-K for the year ended December 31, 2017 presents the results of operations from the S&IP business as "Income (Loss) from discontinued operations" for all periods presented and the related assets and liabilities are classified as "held for sale" as of December 31, 2017 and 2016. As the financial statements presented therein exclude the results of the S&IP business, the Company has determined that separate pro forma financial statements giving effect to the Divestiture are not required to be filed with this Current Report on Form 8-K.

Item 2.01    Completion of Acquisition or Disposition of Assets
On April 30, 2018, pursuant to the Amended and Restated Purchase Agreement, Halyard completed the Divestiture to Owens & Minor. The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
On May 1, 2018, Halyard issued a press release announcing the closing of the transactions contemplated by the Amended and Restated Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information, including exhibit attached hereto, in Item 7.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 9.01    Financial Statements and Exhibits

(d)	Exhibits.
The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description
2.1	Amended and Restated Purchase Agreement, dated as of April 30, 2018, by and among Halyard Health, Inc. and certain of its affiliates and Owens & Minor, Inc.
99.1	Press release issued by Halyard Health, Inc. on May 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALYARD HEALTH, INC.

Date:	May 1, 2018	By:	/s/ John W. Wesley
John W. Wesley Senior Vice President and General Counsel